UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2021

BBX CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Florida	000-56177	82-4669146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 East Las Olas Boulevard, Suite 800, Fort Lauderdale, Florida		33301
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 954-940-4900

Not applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act: None

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01 Other Events.

On June 24, 2021, BBX Capital, Inc. (the “Company”) issued a press release announcing that it has amended its previously announced tender offer for shares of its Class A Common Stock to increase the purchase price in the tender offer from $6.75 per share to $8.00 per share (in each case, less applicable withholding taxes and without interest), reduce the amount of shares sought to be purchased in the tender offer from 4,000,000 shares to 3,500,000 shares, and extend the expiration time of the tender offer from 5:00 p.m., Eastern time, on Wednesday, June 23, 2021 until 5:00 p.m., Eastern time, on Friday, July 9, 2021 (unless further extended or earlier terminated).  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Important Additional Information

This Current Report on Form 8-K is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any shares of the Company’s Class A Common Stock. The tender offer is being made solely by the Company’s Offer to Purchase, dated May 25, 2021, and the related Letter of Transmittal (each, as amended and supplemented). Shareholders should read the Company’s tender offer statement on Schedule TO and all amendments thereto, which have been filed with the Securities and Exchange Commission (the “SEC”) in connection with the tender offer, and all exhibits thereto, including the Offer to Purchase, the related Letter of Transmittal and the other tender offer materials, and, if applicable, any further amendments or supplements to the Schedule TO, including its exhibits, when they become available and are filed with the SEC, because they contain important information, including the various terms and conditions of the tender offer. Shareholders and investors may access these documents free of charge on the SEC’s website at www.sec.gov. Shareholders may also obtain copies of these documents, without charge, by contacting Laurel Hill Advisory Group, LLC, the information agent for the tender offer, toll-free at (888) 742-1305.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1Press release dated June 24, 2021

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 24, 2021

BBX Capital, Inc.

By: /s/ Brett Sheppard

      Brett Sheppard

      Chief Financial Officer